Exhibit 10(r)(C)



                                STOCK OPTION AGREEMENT
                                ----------------------

                    AGREEMENT made as of this 5th day of June 1995 between MILTOPE GROUP INC., a Delaware corporation (the "Company"), and WILLIAM L. DICKINSON residing at 3535 North Glebe Road, Arlington Virginia 22207 (the "Director").

                    WHEREAS, the Company desires, in connection with the service of the Director on the Board of Directors of the Company, to provide the Director with an opportunity to acquire Common Stock, par value $.01 per share (the "Common Stock"), of the Company on favorable terms;

                    NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Director hereby agree as follows:

                    1.   Confirmation of Grant of Option.
                         -------------------------------
          Pursuant to a determination by the Board of Directors of the Company made as of June 5, 1995 (the "Date of Grant"), the Company hereby confirms that the Director has been granted effective June 5, 1995, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services to be rendered by the Director, the right to purchase (the "Option") 5,639 shares of Common Stock, $.01 par value, of the Company (the "Shares"), subject to adjustment as provided in Section 7 hereof.

                    2.   Purchase Price.
                         --------------
          The purchase price per share of the Shares will be $2.66 per share, subject to adjustment as provided in Section 7 hereof.

                    3.   Exercise of Option.
                         ------------------
          The Option may be exercised at any time during its term pursuant to the provisions of Sections 9 and 14 hereof. Except as provided in Section 6 hereof, the Option can only be exercised while the Director is a member of the Board of Directors of the Company or within one (l) year after the termination of the Director's services as a director of the Company.

                    4.   Term of Option.
                         --------------
          The term of the Option shall be a period of ten (10) years from the Date of Grant, subject to earlier termination or cancellation as provided in this Agreement. The Option may not be exercised after the expiration of its term.

                    The holder of the Option will not have any rights to dividends or any other rights of a stockholder with respect to any share subject to the Option until it has been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company). The date of issuance shall not be earlier than the Closing Date, as defined in
          Section 9 hereof.

                    5.   Non-transferability of Option.
                         -----------------------------
          The Option is not transferable otherwise than by will or by the laws of descent and distribution, and the Option may be exercised during the lifetime of the Director only by him. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (voluntarily or involuntarily), and is not subject to execution, attachment or other process. Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of this Agreement, or any levy of execution, attachment or other process attempted upon the Option, will be null and void and without effect. Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event if the Board of Directors of the Company, at any time, should, in its sole discretion, so elect, by written notice to the Director or to the person then entitled to exercise the Option; provided, however, that any such termination of the Option under the foregoing provisions of this Section 5 will not prejudice any rights or remedies which the Company or any subsidiary thereof may have under this Agreement or otherwise.

                    6.   Exercise Upon Death.
                         -------------------
          If the Director dies while still a member of the Board of Directors of the Company or within one (1) year after the Director's service as a director of the Company has terminated, the Option may be exercised to the extent the Director would have been entitled under Section 3 hereof to exercise the Option on the day next preceding the date of his death, by the estate of the deceased Director, or by any person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Director, at any time within six (6) months after his death, at the end of which period the Option shall terminate. Such period shall in no event extend the date of exercise of the Option beyond the term thereof as provided in Section 4.

                    7.   Adjustments.
                         ------------
          In the event of a stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, acquisition or disposition of property or shares, reorganization, liquidation or other similar changes or transactions of or by the Company, the Board of Directors of the Company will make (or will undertake to have the Board of Directors of any corporation which merges with, or acquires the stock or assets of, the Company make) an adjustment of the number or class of shares then covered by the Option, or of the purchase price per share of the Shares, or both, as it in its sole discretion deems appropriate to give proper effect to the event.

                    8.   Registration.
                         ------------
          The Company may register or qualify the Shares for sale pursuant to the Securities Act of 1933, as amended (the "Securities Act"), at any time prior to or after the exercise in whole or in part of the Option.

                    9.   Method of Exercise of Option.
                         ----------------------------
          The Option is exercisable by notice and payment to the Company in accordance with the procedure prescribed herein. Each such notice will:

                         (a) State the election to exercise the Option and the number of shares in respect of which it is being exercised;

                         (b) Contain a representation and agreement as to investment intent, if required by counsel to the Company with respect to such Shares, in form satisfactory to counsel for the Company; and

                         (c) Be signed by the person entitled to exercise the Option and, if the Option is being exercised by any person other than the Director, be accompanied by proof, satisfactory to counsel for the Company, of the right of that person to exercise the Option.

                    Upon receipt of such notice, the Company will specify, by written notice to the person exercising the Option, a date and time (the "Closing Date") and place for payment of the full purchase price of such Shares. The Closing Date will be not more than fifteen days from the date the notice of exercise is received by the Company unless another date is agreed upon by the Company and the person exercising the Option or is required upon advice of counsel for the Company in order to meet the requirements of Section 10 hereof.

                    Payment of the purchase price will be made at the place specified by the Company on or before the Closing Date by delivering to the Company a certified or bank cashier's check payable to the order of the Company. The Option will be deemed to have been exercised with respect to any particular shares of Common Stock if, and only if, the preceding provisions of this
          Section 9 and the provisions of Section 10 hereof shall have been complied with, in which event the Option will be deemed to have been exercised on the Closing Date. Anything in this Agreement to the contrary notwithstanding, any notice of exercise given pursuant to the provisions of this Section 9 will be void and of no effect if all the preceding provisions of this Section 9 and the provisions of Section 10 have not been complied with. The certificate(s) for shares of Common Stock as to which the Option shall be exercised will be registered in the name of the person exercising the Option (or, if the Option is exercised by the Director and if the Director so requests in the notice exercising the Option, will be registered in the name of the Director and another person jointly, with right of survivorship) and will be delivered on the Closing Date to the person exercising the Option at the place specified for the closing, but only upon compliance with all of the provisions of this Agreement. If the Director fails to accept delivery of and pay for all or any part of the number of shares specified in the notice upon tender or delivery thereof on the Closing Date, his right to exercise the Option with respect to those undelivered shares may be terminated in the sole discretion of the Board of Directors of the Company. The Option may be exercised only with respect to full shares.

                    10.  Approval of Counsel.
                         -------------------
          The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto is subject to approval by the Company's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed.

                    11.  Resale of Common Stock.
                         ----------------------
          Before any sale or transfer of the Common Stock purchased upon exercise of the Option, the Director will deliver to the Company an opinion of counsel satisfactory to counsel for the Company to the effect that either (i) the Common Stock to be sold or transferred has been registered under the Securities Act and that there is in effect a current prospectus meeting the requirements of Subsection 10(a) of the Securities Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Common Stock to be sold or transferred, or (ii) such Common Stock may then be sold without violating Section 5 of the Securities Act.

                    The Common Stock issued upon exercise of the Option shall bear the following legend if required by counsel for the
          Company:

                    THE SHARES EVIDENCED BY THIS CERTIFICATE MAY
                    NOT BE SOLD, TRANSFERRED, PLEDGED,
                    HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS
                    THEY HAVE FIRST BEEN REGISTERED UNDER THE
                    SECURITIES ACT OF 1933, AS AMENDED, OR
                    UNLESS, IN THE OPINION OF COUNSEL FOR THE
                    COMPANY, SUCH REGISTRATION IS NOT REQUIRED.


                    12.  Reservation of Shares.
                         ---------------------
          The Company shall at all times during the term of the Option reserve and keep available a number of shares of the class of stock then subject to the Option sufficient to satisfy the requirements of this Agreement.

                    13.  Limitation of Action.
                         --------------------
          The Director and the Company each acknowledges that every right of action accruing to him or it, as the case may be, and arising out of or in connection with this Agreement against the Company or a subsidiary thereof, on the one hand, or against the Director, on the other hand, will, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

                    14.  Notices.
                         -------
          Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company will be addressed to it at 1770 Walt Whitman Road, Melville, New York 11747. All notices to the Director or other person then entitled to exercise the Option will be addressed to the Director or other person at the Director's address above specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

                    15.  Benefits of Agreement.
                         ---------------------
          This Agreement will inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Director and all rights granted to the Company under this Agreement will be binding upon the Director's heirs, legal representatives and successors.

                    16.  Severability.
                         ------------
          In the event that any provision of this Agreement shall be deemed to be illegal or unenforceable, that illegality or unenforceability will not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if the illegal or unenforceable provision had not been inserted.

                    17.  Governing Law.
                         -------------
          This Agreement will be construed and governed in accordance with the laws of the State of New York.


                    IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its President and its corporate seal to be hereunto affixed and attested by its Secretary and the Director has hereunto set his hand all as of the day, month and year first above written.


          ATTEST:                            MILTOPE GROUP INC.


          /s/ Leonard Gubar                  By: /s/ George K. Webster
          ----------------------------          --------------------------
          Leonard Gubar, Secretary                  George K. Webster,
                                                Acting President and Chief
                                                    Executive Officer

                                                /s/ William L. Dickinson
                                             -----------------------------
                                                  WILLIAM L. DICKINSON